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                                 UNTIED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) AUGUST 13, 2003
                                                -----------------

                               WOLOHAN LUMBER CO.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


MICHIGAN                           0-6169                     38-1746752
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission file Number)   (IRS Employer Identification
incorporation)                                                No.)


                   1740 MIDLAND ROAD, SAGINAW, MICHIGAN 48603
                    (Address of principal executive offices)


                                 (989) 793-4532
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit Number       Description
--------------       -----------

         99.1 Press release of Wolohan Lumber Co. dated August 13, 2003, announcing agreement by management and shareholder group to buy Wolohan Lumber Co.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

August 14, 2003
                                                     Wolohan Lumber Co.
                                                     (Registrant)
                                            By:      /s/ Edward J. Dean
                                                     ------------------
                                                     Vice President and
                                                         Chief Financial Officer




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EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------
  99.1                     Press release dated August 13, 2003






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